Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

U.S. Global GO GOLD and Precious Metal Miners ETF (GOAU)

September 9, 2020

Supplement to the Prospectus
dated April 30, 2020, as previously supplemented

The following information supplements the section entitled “Additional Information About the Funds—U.S. Global Go Gold and Precious Metal Miners Index” on page 7 of the Prospectus:
If a Precious Metals Company announces that it is being acquired by another company in exchange for shares of the other company, such Precious Metals Company will be removed from the Index. If a Precious Metals Company announces that it is acquiring another company, such Precious Metals Company will be removed from the Index if the Index Provider determines that the transaction is dilutive (i.e., such transaction is not expected to increase the acquiring firm’s per share revenue, cash flow, or reserves). In such event, the Precious Metals Company removed from the Index will not be eligible to be added to the Index for the two reconstitution dates following the company’s removal from the Index.
If a Precious Metals Company is removed from the Index due to its announcement of acquiring or being acquired by another company, the weight of such position will be re-allocated equally among the remaining Index constituents.

Please retain this Supplement with your Prospectus for future reference.